UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	December 23, 2008
(Date of earliest event reported):	December 17, 2008

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The purpose of this Current report is to report amendments (the “409A Amendments”) of certain compensation arrangements for the named executive officers (the “NEO’s”) 1 of D&E Communications, Inc. (the “Company”) to comply with the final regulations assumed under Section 409A of the Internal Revenue Code of 1986, as amended (“IRC 409A”).

The 409A Amendments were as follows:

1.	Amended and Restated Employment Agreements with James W. Morozzi, Thomas E. Morell and Albert H. Kramer, and Amended and Restated Non-compete Agreements with Stuart L. Kirkwood and Leonard J. Beurer;
2.	Amendments to the 1999 Long-Term Incentive Plan of D&E Communications, Inc. (the “1999 LTIP”) and the Performance Restricted Share Award Agreements executed by the NEOs pursuant to the 1999 LTIP; and
3.	Amendments to the D&E Communications, Inc. Supplemental Executive Retirement Plan executed by James W. Morozzi, Thomas E. Morell and Albert H. Kramer.

The amended and restated agreements, plans and arrangements are identical in all material respects to the existing agreements, plans and arrangements other than the changes necessary to comply with IRC 409A. Both the Company’s Compensation Committee and the Company’s Board of Directors approved the amendments to the agreements, plans and arrangements which are filed herewith as Exhibits to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between D&E Communications, Inc. and James W. Morozzi dated December 17, 2008
10.2	Amended and Restated Employment Agreement between D&E Communications, Inc. and Thomas E. Morell dated December 17, 2008
10.3	Amended and Restated Employment Agreement between D&E Communications, Inc. and Albert H. Kramer dated December 17, 2008

_________________________

1  The NEO’s are the individuals for whom disclosure was required in the Company’s 2008 proxy statement.

10.4	Amended and Restated Non-compete Agreement between D&E Communications, Inc. and Stuart L. Kirkwood dated December 17, 2008
10.5	Amended and Restated Non-compete Agreement between D&E Communications, Inc. and Leonard J. Beurer dated December 17, 2008
10.6	Amended and Restated 1999 Long-Term Incentive Plan of D&E Communications, Inc.
10.7	Form of Performance Restricted Share Award Agreement under Amended and Restated 1999 Long-Term Incentive Plan of D&E Communications, Inc.
10.8	Form of Amended and Restated D&E Communications, Inc. Supplemental Executive Retirement Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2008	D&E COMMUNICATIONS, INC. By: /s/ Thomas E. Morell Thomas E. Morell Senior Vice President, Chief Financial Officer, Secretary and Treasurer

4